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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                         Date of report: March 11, 1997
                        (Date of earliest event reported)


                        ENSTAR INCOME PROGRAM IV-1, L.P.,
                          A GEORGIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




            GEORGIA                    COMMISSION FILE:      58-1648322
  (State or other jurisdiction             0-15705         (I.R.S. Employer
of incorporation or organization)                         identification No.)


                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                          LOS ANGELES, CALIFORNIA 90024
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)




                                 (310) 824-9990
                (Registrant's phone number, including area code)



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               ITEM 5.         OTHER EVENTS

                       On or about March 3, 1997, Gale Island, LLC disseminated
               a letter stating their interest in acquiring up to 1,951 units of limited partnership interests in Enstar Income Program
               IV-1, L.P. (the "Registrant") for a price of $112 per unit, less certain transaction costs. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered this offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated March 11, 1997 which is filed as an exhibit hereto and incorporated herein by this reference.

                  FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS
              REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE CORPORATE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE CORPORATE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE CORPORATE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.


               ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA
                              FINANCIAL INFORMATION AND EXHIBITS

               (c)     Exhibits

                       5.1     Letter to Limited Partners dated March 11, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENSTAR INCOME PROGRAM IV-1, L.P.
                                            a Georgia limited partnership

                                   By:      Enstar Communications Corporation
                                            General Partner



Date: March 11, 1997.              By:    /s/ Michael K. Menerey
                                      -----------------------------------------
                                            Michael K. Menerey
                                            Chief Financial Officer



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
                                                             Sequentially
                                                                Numbered
     Exhibit                       Description                    Page
     -------                       -----------                    ----
       5.1                         Letter to Limited               5
                                   Partners dated
                                   March 11, 1997




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